THIRD ADDENDUM
                                       TO
                                CREDIT AGREEMENT

      This Third Addendum to Credit Agreement ("Third Addendum") is made this 28th day of December, 2005, between Wells Fargo Bank, National Association ("Bank") and John Pappajohn ("Borrower").

                                   RECITALS:

A. The Bank and the Borrower entered into a Credit Agreement, dated August 9, 2005 (the "Credit Agreement"), as amended by a First Addendum to Credit Agreement dates October 26, 2005, and by a Second Addendum to Credit Agreement dated December 15, 2005.

B. The Bank and the Borrower wish to amend the Credit Agreement pursuant to the terms of this Third Addendum.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein it is agreed:

1. All terms not otherwise defined in this Third Addendum shall have the meaning given to such term in the Credit Agreement, as amended. The recital paragraphs are hereby incorporated as though fully set forth in this Third Addendum.

2. The table set out in Section 1.4 of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

--------------------------------------------------------------------------------
Guaranteed Company                      Guaranteed Amount or Support Obligation
--------------------------------------------------------------------------------
   1. Patient Infosystems, Inc.                      $3,750,000.00
--------------------------------------------------------------------------------
   2. Origix Corp.                                   $1,000,000.00
--------------------------------------------------------------------------------
   3. American CareSource, Inc.                      $3,925,000.00
--------------------------------------------------------------------------------
Total Reduction:                                     $8,675,000.00
--------------------------------------------------------------------------------

3. Except as modified by this Third Addendum, all the terms and conditions of the Credit Agreement, as amended, shall remain in full force and effect.

4. This Third Addendum may be executed in one or more identical counterparts, which, when executed by all parties, shall constitute one and the same agreement.

5. The Credit Agreement, as amended, embodies the entire agreement and understanding between the Borrower and the Bank with respect to the subject matter thereof and supercedes all prior agreements and understandings among such parties with respect to the subject matters thereof.


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IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ
CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

      IN WITNESS WHEREOF, the parties have executed this Third Addendum as of the day and year first above written.

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION


By /s/ Mark E. Conway
   -----------------------------------
   Mark E. Conway, Vice President

BORROWER:


/s/ John Pappajohn
--------------------------------------
John Pappajohn


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